SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

On February 6, 2024, the Group entered into definitive agreements with I-Mab Hangzhou and its investors. Pursuant to the definitive agreements, the Group will transfer 100% of the outstanding equity interest in I-Mab Shanghai, a wholly owned subsidiary of the Company that operates the Company’s business in China to I-Mab Hangzhou for an aggregate consideration of the RMB equivalent of up to US$80 million, contingent on the I-Mab Hangzhou’s achievement of certain future regulatory and sales-based milestone events. The Group also retains a right of first negotiation outside of Greater China related to three future investigational new drug candidates. This transaction was closed on April 2, 2024.  The definitive agreements also provide that the Company’s wholly owned subsidiary, I-Mab Hong Kong, will transfer the equity interests it holds in I-Mab Hangzhou to certain participating shareholders of I-Mab Hangzhou in exchange for extinguishment of the existing repurchase obligations owed by I-Mab Hong Kong to those shareholders (Note 8) in the amount of approximately US$183 million. After which the total remaining amount of potential repurchase obligations owed by the Group to the non-participating shareholders of I-Mab Hangzhou upon the closing of the transaction is expected to range from US$30 million to US$35 million, an amount that includes actual or potential claims in legal proceedings by the non-participating shareholders against I-Mab Hong Kong and the Company in connection with the aforementioned transaction. Meanwhile, the Group participated in the Series C fundraising of I-Mab Hangzhou for an equity interest subscription of US$19 million in cash.